CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-79441 and 333-90315.

                      ARTHUR ANDERSEN LLP

Dallas, Texas
March 18, 2002